UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2013 (July 10, 2013)

Grant Hartford Corporation

(Exact name of registrant as specified in its charter)

Montana	333-155507	20-8690366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 S. Russell, Missoula, MT	59801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 531-8554

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4   - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant.

     (a)      On July 10, 2013, the Company was advised by EFP Rotenberg LLP, the Company's independent registered public accounting firm, that it will cease representation as the Company's independent registered public accounting firm effective immediately.

     The reports of EFP Rotenberg LLP on the Company's financial statements for the past two fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that both reports stated that there is substantial doubt about the Company's ability to continue as a going concern due to the Company's financial condition at December 31, 2011 and 2010.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim periods March 31, 2012, June 30, 2012 and September 30, 2012, (i) there were no disagreements with EFP Rotenberg LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of EFP Rotenberg LLP would have caused EFP Rotenberg LLP to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested EFP Rotenberg LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether EFP Rotenberg LLP agrees with the above statements. A copy of that letter, dated August 28, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Section 5   - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     At a meeting of the Board of Directors of Grant Hartford Corporation (the "Company") held on June 21, 2013 and June 22, 2013, the Board of Directors elected David Rodli and Roland Schumacher to serve as Directors of the Company, effective immediately and continuing until the next annual meeting of the shareholders of the Company, or until successors are elected and qualified.

     As of this time, there no compensation arrangements for Mr. Rodli or for Mr. Schumacher.

     It is initially anticipated that Mr. Rodli and Mr. Schumacher will not participate as members on any of the committees of the Board of Directors. There is no arrangement or understanding pursuant to which Mr. Rodli or Mr. Schumacher was appointed as a member of the Board. Neither Mr. Rodli nor Mr. Schumacher have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. David Rodli, 61.

     Mr. Rodli has practiced law from June of 1978 to August of 2011. Mr. Rodli's general area of practice has been civil practice, principally involving real estate transactions, estate planning and probates, business and non-profit organization formations and maintenance, commercial transactions, contracts, mining law and commercial litigation. From August of 2011 to the present, Mr. Rodli has been the owner of Kiwanda Business Services as a Business Consultant for several selected clients.

     Mr. Rodli has participated as a member on several corporate and University Board of Directors. He has been a director on the board of Trans-Global Resources N.L., an Australian natural resources public company listed on the Australian Stock Exchange, the Vancouver Stock Exchange, and NASDAQ and participated as a member of the Audit Committee. He is currently on the Board of Directors and Corporate Secretary of Solar Mission Technologies, Inc., an alternative energy company utilizing licensed Solar Thermal Turbine technology.

     Mr. Rodli has been a member on the Board of Directors of Northwest University in Kirkland, Washington where he was the Vice-Chairman for a number of years. In addition, he was the Chairman of the Northwest University Foundation Board of Trustees. He has been on the Commission on Christian Higher Education of The General Council of the Assemblies of God, as well as, on the Board of Directors of the Christian Life Center, Missoula, Montana.

Mr. Roland Schumacher, 61.

     Mr. Schumacher has extensive experience in the construction equipment industry. He was employed by Peter Kiewit Son's Co. for 17 years during which time he worked in the coal mining division, supervising mining cost accounting, purchasing, warehousing, payroll, retail and commercial coal sales. He also spent six years in the corporate office, buying and selling various types of construction equipment from $10,000 pickups to $20,000,000 tunnel boring machines. In 1994 Mr. Schumacher purchased ABC Rental in Bozeman, Montana, which at that time was a one-store operation. He added five more stores in Montana and grew the fleet from $1,000,000 to $35,000,000 over a period of 18 years. He sold his business in 2011 and now is employed by the company that acquired the business. Mr. Schumacher has lived in Montana for most of his life.

     On January 8, 2013, the Company's Board of Directors received a resignation notice from Dr. James Sears, for personal reasons. The resignation was effective immediately. Additionally, Dr. Sears resigned from his positions on the Company's audit, compensation and corporate governance committees. There were no disagreements between Mr. Sears and the Company on any matter relating to the Company's operations, policies and practices that resulted in his resignation.

     On June 21, 2013, Mr. Eric Sauve informed the Board of Directors of his resignation, as the Company's President, CEO and Director to pursue other endeavors. The resignation was to be effective immediately. There were no disagreements between Mr. Sauve and the Company on any matter relating to the Company's operations, policies and practices that resulted in his resignation.

     On June 21, 2013, Mr. Charles Yesson informed the Board of Directors of his resignation, as the Company's Director for personal reasons. The resignation was to be effective immediately. Additionally, Mr. Yesson resigned from his positions on the Company's audit, compensation and corporate governance committees. There were no disagreements between Mr. Yesson and the Company on any matter relating to the Company's operations, policies and practices that resulted in his resignation.

Section 8   - Other Events

Item 8.01	Other Events.

The Company has not filed its annual reports for the year ended December 31, 2012 or any subsequent interim periods to this date. Consequently, at a Board of Directors meeting held on June 21, 2013 and June 22, 2013, the Company's Directors resolved to terminate the registration of the Company's shares with the Securities and Exchange Commission (the "SEC"). The Company intends to file a Form 15 with the SEC to voluntarily deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or about October 1, 2013. As a result of the filing of the Form 15, the registrant's obligation to file certain reports and forms with the SEC, including Forms 10-K, 10-Q, and 8-K, will be suspended.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.	Description
16.1	Letter from EFP Rotenberg LLP to the Securities and Exchange Commission dated August 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT HARTFORD CORPORATION

Dated: October 1, 2013	By:	/s/David Rodli
	Name:	David Rodli
	Title:	Chief Operating Officer/Director

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